-------------------------------------------------------------------------------
                                            AMERICAN STOCK
       GLOBAL INCOME FUND                   EXCHANGE SYMBOL:        GIF
-------------------------------------------------------------------------------
11 HANOVER SQUARE, NEW YORK, NY 10005
WWW.GLOBALINCOMEFUND.NET

                                                                January 28, 2000

Fellow Shareholder:

        It is a pleasure to submit this Report for Global Income Fund and to welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At December 31, 1999, the Fund had approximately 70% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, and approximately 30% of its total assets in fixed income securities with an actual or deemed rating below investment grade. At year end, the Fund's two largest investment allocations by country were the United States (26.9%) and Argentina (10.6%), with the balance spread over 17 other countries, territories and supranational organizations.

                               REVIEW AND OUTLOOK

        Interest rates increased sharply during the second half of 1999 with thirty year Treasury bond yields rising from 5.96% to 6.48%. For the full 1999 year, bond yields increased by 1.4 percentage points causing Treasury bond prices to drop and to incur a negative total return for the year of --14.66%. The Lehman Brothers Global Bond Index lost 5.24%, as the dollar lost 9.76% to the Japanese Yen, but gained 13.75% to the new Euro. In the non-investment grade bond sector, where the Fund's investments are limited to less than 35% of total assets, high yield and most emerging market issues fared somewhat better. The Lehman Brothers High Yield Index had a total return of 2.39% and the JP Morgan Emerging Market Bond Index was up 25.97% after a punishing 1998. For 1999, Global Income Fund's net asset value total return was a positive 5.11%.

        The Fed Funds rate also rose decisively during the second half of the year. The Federal Reserve Open Market Committee ("FOMC") raised this benchmark level by 0.25% at both its August and November meetings, bringing the total increase for 1999 to 0.75%, with Fed Funds ending the century at 5.50%. The FOMC followed a familiar pattern of reverting to a neutral bias after meetings where the Fed Funds rate was increased and reinstating a tightening bias after meetings when interest rates were left unchanged, as was the case in October. The exception to this pattern was the December FOMC meeting, which was expected to result in no increase in interest rates due to Y2K worries. While the FOMC left interest rates unchanged and maintained a neutral bias, the language of the announcement was cautious: "Based on the available evidence . . . the Committee remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply, even after . . . the remarkable rise in productivity growth." Further, the FOMC made it clear that the neutral bias was intended "to indicate that the focus of policy in the inter-meeting period must be ensuring a smooth transition into the year 2000." Most Fed watchers concluded that a 0.25% tightening can be expected at the next FOMC meeting in February 2000, and Fed Funds futures contracts corroborate this outlook. Our own opinions regarding the future course of interest rates are discussed below.

        During the second half of the year, the domestic economy performed exceedingly well with real GDP growing at an annualized rate of 5.7% in the third quarter and 5.8% in the fourth quarter. Inflation, however, seems to have been kept in check. Producer and consumer prices rose 3.1% and 2.6% year-over-year in November, while the "core" producer and consumer prices, which excludes volatile food and energy prices, rose just 1.8% and 2.1%. Since our last report to shareholders, the "core" inflation rates have increased only slightly. We note, however, that commodity prices rose sharply in the third quarter of 1999, and that manufacturers report higher prices in the monthly purchasing managers survey. Import prices, which were important in reducing inflationary pressures in 1999, have also risen sharply. Likewise, the U.S. dollar may not benefit prices in 2000 as it did in 1999. Moreover, as Asian economies recover, and the recession in Latin America subsides, the potential for a synchronized global economic growth could create excessive and inflationary demand.

        In the United States, economic growth caused the unemployment rate to decline to 4.1%, and new job growth accelerated to an average rate of 274,000 per month in the fourth quarter. We would not be surprised to see the unemployment rate decline below 4.0% in 2000. Yet despite the low level of unemployment, average wage growth - a prime catalyst for inflation - remains contained at moderate 3.7%. With more employment, personal income grew about 5.9% last year. Further, personal consumption rose by around 6.8%, as consumer credit grew by over 6.5% and the savings rate declined. If these trends continue, their inflationary potential may cause interest rates to rise in 2000.

        Over the past year, monetary aggregates, such as bank lending and corporate and consumer debt, have all grown at a rapid pace. In addition, the enormous equity market gains in the United States, Asia, and Europe, represent a huge source of liquidity. Even a large increase in U.S. home prices have contributed to the wealth effect, increasing consumer demand.

        We do not doubt that the ingredients for higher inflation are in place, and expect that interest rates will continue to rise. Although the Federal Reserve increased the Fed Funds Rate by 0.75% in 1999, enough measures of inflation have increased by more than that to suggest that the Fed is the most accommodative it has been in at least the past two years. We remain concerned that the Fed is already "behind the curve" in not having been sufficiently aggressive in raising rates. The rate of inflation can increase at a pace that can appear glacially slow, but unless countered, still results in a glacier-sized problem. This slowness will probably keep the Fed operating in a familiar 0.25% increment, wait-and-see mode in 2000. Additionally the FOMC undoubtedly harbors concerns that a speculative bubble may exist in equity markets and fears that an aggressive tightening could have dramatic consequences. Policy makers may still hope that the rate increases of the past year might have some impact, or simply that the longevity of the expansion may lead to its demise. We also believe that a policy of raising interest rates will inevitably lead to decreased demand, lower corporate earnings, and an economic slowdown. As the business cycle reverses, it is realistic to expect that interest rates will again decline.

        During periods of rising interest rates, Global Income Fund adopts a more defensive posture by buying shorter duration securities and hedging interest rate exposure with futures contracts.

Domestically, we are concerned about rising interest rates and the recent increase in default rates seen in the U.S. high yield markets. Overseas, we believe that European and Japanese interest rates will continue to rise. In Europe, the business expansion continues as its financial markets evolve towards the more free wheeling U.S. model. Japan's nascent economic recovery seems to persist, reflecting a turnaround throughout Asia last year. In emerging markets, despite last year's sharp recovery in debt prices, further improvement towards historical averages can be expected as their market economies continue to improve. World economic growth will probably boost Latin America as well. In any event, the Fund will continue to invest in global markets opportunistically in an attempt to generate a high level of income and capital appreciation for shareholders.

                     DIVIDEND DISTRIBUTION POLICY CONTINUED

        The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ended December 31, 1999, actual distributions were 10.36% of average net assets with approximately 78.15% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

                          REINVESTMENT PLAN ATTRACTIVE

        The Fund's current net asset value is $5.77. With a recent closing market price of $4.31 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is particularly attractive because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time.

        We appreciate your support and look forward to continuing to serve your investment needs.

                                  Sincerely,


          /s/ Thomas B. Winmill                         /s/ Steven A. Landis

          Thomas B. Winmill                              Steven A. Landis
          President                                      Senior Vice President

                            GLOBAL INCOME FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS--DECEMBER 31, 1999

        PAR
        VALUE                                                                      MARKET VALUE
        -----                                                                      ------------
                BONDS (99.42%)
                ARGENTINA (10.59%)
     $  500,000 Buenos Aires Embottellad, 12% Bonds, due 9/01/05................ $  485,000
        500,000 Compagnie De Radiocomunicaciones Moviles S.A.,
                9.25% Notes, due 5/08/08........................................    433,750
        500,000 Imasac S.A., 11% Notes, due 5/02/05.............................    292,500
        500,000 Mastellone Hermanos SA, 11.75% Bonds, due 4/01/08...............    406,250
        500,000 Multicanal SA, due 9/29/00......................................    461,950
      1,560,713 Province of Tucuman, 9.45%, due 8/01/04.........................  1,260,276
        500,000 Republic of Argentina, Floating Rate Notes, due 4/07/09.........    498,750
                                                                                 ----------
                                                                                  3,838,476
                                                                                 ----------
                BRAZIL (4.65%)
        500,000 CIA Petrolifera Marlim, 13.125%, due 12/17/04...................    514,375
        500,000 Espirito Santo-Escelsa, 10% Senior Notes, due 7/15/07...........    421,250
        500,000 Radio e Televisao Bandeirantes Ltda., 12.875% Notes, due 5/15/06    248,750
        500,000 Republic of Brazil, 11.625% Bonds, due 4/15/04..................    501,250
                                                                                 ----------
                                                                                  1,685,625
                                                                                 ----------
                CAYMAN ISLANDS (11.84%)
      1,500,000 Bunge Trade Ltd., 9.25% Notes, due 5/01/02......................  1,462,161
        956,054 Oil Purchase Co. II, 10.73% Senior Notes, due 1/31/04...........    939,695
      1,000,000 PDVSA Finance Ltd., 9.375% Bonds, due11/15/07...................    947,153
      1,000,000 PDVSA Finance Ltd., 9.75% Bonds, due 2/15/10....................    940,773
                                                                                 ----------
                                                                                  4,289,782
                                                                                 ----------
                CHILE (1.23%)
        500,000 Banco Sud Americano S.A., 7.60% Subordinated Notes, due 3/15/07.    444,748

                COLOMBIA (2.98%)
      1,000,000 Termoemcali Funding Corp., 10.125%, due 12/15/14 (2)............    657,500
        487,200 Transgas De Occidente S.A., 9.79% Senior Notes, due 11/01/10....    423,864
                                                                                 ----------
                                                                                  1,081,364
                                                                                 ----------

                DOMINICAN REPUBLIC (2.19%)
        500,000 Dominican Republic, 6%, due 8/30/24.............................    327,500
        500,000 Tricom S.A., 11.375% Senior Notes, due 9/01/04 (2)..............    467,500
                                                                                 ----------
                                                                                    795,000
                                                                                 ----------

                GERMANY (5.42%)
      1,000,000 Daimlerchrysler, 7.20%, due 9/01/09.............................    983,487
      2,000,000 Helaba Finance B.V., 10.50%, due 5/04/01........................    457,025
      2,000,000 KFW International Finance, 16.30%, due 6/24/03..................    524,788
                                                                                 ----------
                                                                                  1,965,300
                                                                                 ----------

                KOREA (1.56%)
        550,000 Korea Development Bank, 9.40% Notes, due 8/01/01................    565,088
                                                                                 ----------

                LITHUANIA (4.37%)
      1,086,000 Lietuvos Energija Amortising, Floating Rate Note, due 4/06/00...  1,075,140
        500,000 Republic of Lithuania, 8% Notes, due 3/29/04....................    508,535
                                                                                 ----------
                                                                                  1,583,675
                                                                                 ----------

                MALAYSIA (0.98%)
        400,000 Petroliam Nasi, 7.625%, due 10/15/26............................    353,311
                                                                                 ----------


                See accompanying notes to financial statements.


         PAR
        VALUE                                                                      MARKET VALUE
        -----                                                                      ------------
                MEXICO (4.12%)
     $  500,000 Pemex Finance Ltd., 8.02%, due 5/15/07..........................$   482,243
        500,000 Pemex Finance Ltd., 10.61%, due 8/15/17.........................    549,483
        500,000 Vicap SA, 11.375%, due 5/15/07..................................    462,500
                                                                                 ----------
                                                                                  1,494,226
                                                                                 ----------

                PANAMA (1.20%)
        500,000 Panama Republic, 8.25%, due 4/22/08.............................    436,250
                                                                                 ----------

                PHILIPPINES (3.90%)
        500,000 Bayan Telecommunications, 13.50% Senior Notes, due 7/15/06......    437,500
        500,000 CE Casecnan, 11.45%, due 11/15/05...............................    478,462
        500,000 Philippine Long Distance Telephone, 10.50% Notes, due 4/15/09...    498,668
                                                                                 ----------
                                                                                  1,414,630
                                                                                 ----------
                QATAR (2.92%)
      1,000,000 State of Qatar, 9.50% Bonds, due 5/21/09........................  1,058,933
                                                                                 ----------

                UNITED KINGDOM (10.07%)
      1,000,000 Diageo Capital, 7.25%, 11/01/09.................................    985,191
      4,000,000 Rothschild Continuation Finance B.V. Primary Capital Floating
                Rate Notes......................................................  2,664,612
                                                                                 ----------
                                                                                  3,649,803
                                                                                 ----------

                UNITED STATES (26.90%)
        500,000 Electronic Data, 7.125%, 10/15/09...............................    488,224
        500,000 Goldman Sachs, 7.35%, 10/01/09..................................    489,241
        500,000 United Technologies, 6.625%, 11/15/04...........................    489,805
        500,000 Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49...............    459,083
      6,000,000 U.S. Treasury Note, 5.875%, due 11/15/04........................  5,885,628
      2,000,000 U.S. Treasury Note, 6.00%, due 8/15/09..........................  1,938,126
                                                                                 ----------
                                                                                  9,750,107
                                                                                 ----------

                URUGUAY (2.44%)
        592,105 Banco Central Del Uruguay, 6.25%, due 2/19/07...................    881,439
                                                                                 ----------

                VENEZUELA (0.88%)
        455,000 Petrozuata Finance, Inc., 8.22%, due 4/01/17....................    317,363
                                                                                 ----------

                SUPRANATIONAL/OTHER (1.18%)
        500,000 OUB Soverign Emerging Market, 11.50% CBO-II Notes, due 5/12/18..    426,650
                                                                                 ----------

                Total Bonds (cost: $37,277,184)................................. 36,031,770
                                                                                 ----------

                SHORT TERM INVESTMENTS (0.58%)
        100,000 U.S. Treasury Bill, due 1/13/00.................................     99,827

        110,875 State Street Bank & Trust Repurchase Agreement, 2.5%, December
                31, 1999, due January 3, 2000 (collateralized by $115,000 U.S.
                Treasury Notes, 6.75%, due 4/30/00, market value: $116,581,
                proceeds at maturity $110,833)..................................    110,875
                                                                                 ----------
                Total Short Term Investments (cost: $210,702)...................    210,702
                                                                                 ----------

                     TOTAL INVESTMENTS (COST: $37,487,886) (100.0%)............ $36,242,472
                                                                                 ----------

(1) Par value stated in currency indicated; market value stated in U.S.
    dollars.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(3) Non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
        Investments at market value
            (cost: $37,487,886) (note 1)...................   $36,242,472
        Cash...............................................        11,993
        Collateral for securities loaned,
            at market value (note 5).......................     1,090,000
        Interest receivable................................       782,529
        Other assets.......................................         5,321
                                                              -----------
                Total assets...............................    38,132,315
                                                              -----------
LIABILITIES:
        Payables:
            Reverse repurchase agreement...................     7,890,000
            Interest.......................................         3,876
        Collateral for securities loaned (note 5)..........     1,090,000
        Accrued expenses...................................        70,732
        Accrued management fees............................        17,584
                                                              -----------
                Total liabilities..........................     9,072,192
                                                              -----------
NET ASSETS: (applicable to 5,036,944
        outstanding shares: 20,000,000 shares
        of $.01 par value authorized)......................   $29,060,123
                                                              ===========
NET ASSET VALUE PER SHARE
        ($29,060,123 / 5,036,944)..........................         $5.77
                                                                    =====
At December 31, 1999, net assets consisted of:
        Paid-in capital....................................   $42,742,459
        Accumulated net realized loss on
            investments and foreign currencies.............   (12,448,406)
        Accumulated deficit in net investment
            income.........................................       (36,638)
        Net unrealized depreciation on
            investments and foreign currencies.............    (1,197,292)
                                                              -----------
                                                              $29,060,123
                                                              ===========

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 1999 and
Year Ended June 30, 1999

                                                 Six Months        Year
                                                   Ended           Ended
                                                December 31,      June 30,
                                                   1999             1999
                                                ------------    -----------
INVESTMENT INCOME:
        Interest............................     $ 1,685,667    $ 3,343,913
        Dividends...........................          --              5,382
                                                 -----------    -----------
                Total investment income            1,685,667      3,349,295
                                                 -----------    -----------
EXPENSES:
        Interest (note 5)...................         114,457        297,682
        Investment management (note 3)......         102,942        211,729
        Custodian...........................          42,295         80,335
        Professional (note 3)...............          21,590         44,200
        Printing............................           7,262         32,683
        Directors...........................          14,146         29,288
        Transfer agent......................           7,540         15,341
        Registration........................          13,669         14,718
        Other...............................           8,864         15,439
                                                 -----------    -----------
                Total expenses..............         332,765        741,415
                Fee reductions (note 4)               (2,471)        (4,989)
                                                 -----------    -----------
                Net expenses................         330,294        736,426
                                                 -----------    -----------
                    Net investment income...       1,355,373      2,612,869
                                                 -----------    -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
        Net realized loss from security
                transactions................      (1,102,507)    (3,024,859)
        Net realized loss from foreign
                currency transactions.......        (229,340)       (78,867)
        Unrealized appreciation
                (depreciation) of investments
                and foreign currencies
                during the period............        459,528       (616,711)
                                                 -----------    -----------
        Net realized and unrealized loss
                on investments and foreign
                currencies                          (872,319)    (3,720,437)
                                                 -----------    -----------
        Net increase (decrease) in net
                assets resulting from
                operations...................       $483,054    $(1,107,568)
                                                 ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended December 31, 1999 and Years Ended June 30, 1999 and 1998

                                                                                                               JUNE 30,
                                                                                  DECEMBER 31,        ----------------------------
                                                                                     1999               1999             1998
                                                                                  ------------        ---------       ------------
OPERATIONS:
        Net investment income...................................................  $  1,355,373        $  2,612,869    $  1,930,088
        Net realized loss from security and foreign currency transactions.......    (1,331,847)         (3,103,726)       (805,557)
        Unrealized appreciation (depreciation) of investments and foreign
                currencies during the period....................................       459,528            (616,711)     (1,211,629)
                                                                                  ------------        ------------    ------------
        Net change in net assets resulting from operations......................       483,054          (1,107,568)        (87,098)
        Additions to (subtractions from) paid-in capital (note 6)...............         --                 15,703        (349,978)
DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment income ($0.23, $0.55 and $0.52 per
                share, respectively)............................................    (1,126,033)         (2,656,469)     (1,660,618)
        Distributions from paid-in capital ($0.07, $0.13 and $0.32 per share,
                respectively)...................................................      (367,674)           (631,413)       (933,121)
CAPITAL SHARE TRANSACTIONS:
        Change in net assets resulting from capital share transactions
                (a) (note 6)....................................................       470,582             955,680      10,694,156
                                                                                  ------------        ------------    ------------
                Total change in net assets......................................      (540,071)         (3,424,067)      7,663,341
NET ASSETS:
        Beginning of period.....................................................    29,600,194          33,024,261      25,360,920
                                                                                  ------------        ------------    ------------
        End of period (including accumulated deficit net investment income of
                $36,638 and $122,467 as of December 31, 1999 and June 30,
                1999, respectively).............................................   $29,060,123         $29,600,194     $33,024,261
                                                                                  ============        ============    ============


-------------------------------------------
(a) Transactions in capital shares were as follows:



                                                                                                   JUNE 30,
                                                                DECEMBER 31,      ----------------------------------------------
                                                                   1999                   1999                    1998
                                                            --------------------  --------------------  ------------------------
                                                             SHARES      VALUE     SHARES      VALUE      SHARES        VALUE
                                                            --------   ---------  --------   ---------  ----------   -----------
Shares issued in reinvestment of distributions...........     98,103    $470,582   176,288    $955,680     178,392    $1,386,689
Shares issued in rights offering (note 6)................       --          --        --         --      1,576,468     9,307,467
        Net increase.....................................     98,103    $470,582   176,28     $955,680   1,754,860   $10,694,156
                                                            ========   =========  ========   =========  ==========   ===========


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

(1) Global Income Fund, Inc. is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. On September 8, 1999, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward and futures contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carryforward of approximately $11,960,000 of which $1,656,000 expires in 2000, $4,111,000 in 2001, $173,000 in 2003,
$1,880,000 in 2004, $214,000 in 2006 and $3,926,000 in 2007. Based on Federal
income tax cost of $37,487,886, gross unrealized appreciation and gross unrealized depreciation were $231,178 and $1,476,592, respectively, at December 31, 1999. Distributions paid to shareholders during the six months ended December 31, 1999 differ from net investment income as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $7,518 for providing certain administrative and accounting services at cost for the six months ended December 31, 1999. At the Annual Meeting of Shareholders of the Fund held on December 21, 1999, shareholders were asked to elect two directors and to ratify the selection of independent auditors. Shareholders elected:
George B. Langa as a director of the Fund with 4,619,127 shares voted in favor and 114,177 shares voted to withhold; and Robert D. Anderson as a director of the Fund with 4,605,615 shares voted in favor, and 127,689 shares voted to withhold. The names of each other director whose term in office continued after the meeting are Peter K. Werner, Bassett S. Winmill and Thomas B. Winmill. Regarding the independent auditors, 4,652,318 shares voted in favor, 46,563 shares voted against, and 34,423 shares voted to abstain. Pursuant to rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), September 18, 2000 is the date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely, as established by the Fund's By-laws, as amended December 8, 1999.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $2,471 under such arrangements. Purchases and sales of securities other than short term notes aggregated $39,501,113 and $38,543,614, respectively, for the six months ended December 31, 1999. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 1999.

As of December 31, 1999, the Fund bought 40 financial futures contracts on ten year U.S. Treasury notes. The contracts expire in March 2000 and the Fund had recorded an unrealized gain of $50,781 as of December 31, 1999.

(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At December 31, 1999, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1999, the weighted average interest rate was 3.79% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $5,990,237. As of December 31, 1999, the Fund loaned fixed income securities having a value of $1,058,933 and received cash collateral of $1,090,000 for the loan. The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the year ended December 31, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(6) Under the Dividend Reinvestment Plan (the "Plan"), each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent tot he cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund. On May 20, 1998, the Fund issued to its shareholders of record on that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in $9,307,467 (net of sales load) credited to paid-in capital. Actual costs of the rights offering were less than estimated and as a result approximately $15,700 was credited to paid-in capital during the year ended June 30, 1999.


                              FINANCIAL HIGHLIGHTS


                                                   SIX MONTHS
                                                      ENDED                  YEARS ENDED JUNE 30,
                                                   DECEMBER 31, ---------------------------------------------------
                                                       1999      1999       1998       1997       1996       1995
                                                     -------    -------    -------    -------    -------    -------
PER SHARE DATA*
Net asset value at beginning of period...............  $5.99      $6.93      $8.43      $7.92      $8.00      $8.25
                                                     -------    -------    -------    -------    -------    ------
Income from investment operations:
        Net investment income........................    .23        .55        .52        .51        .26        .17
        Net realized and unrealized gain (loss) on
                investments..........................   (.15)      (.81)     (1.18)       .59        .23        .18
                                                     -------     ------    -------    -------    -------    -------
                Total from investment operations.....    .08       (.26)      (.66)      1.10        .49        .35
                                                     -------     ------    -------    -------    -------    -------
Less distributions:
        Distributions from net investment income.....   (.23)      (.55)      (.52)      (.59)      (.26)      (.17)
        Distributions from paid-in capital...........   (.07)      (.13)      (.32)        --       (.31)      (.43)
                                                     -------     ------    -------    -------    -------    -------
                Total distributions..................   (.30)      (.68)      (.84)      (.59)      (.57)      (.60)
                                                     -------     ------    -------    -------    -------    -------
Net asset value at end of period.....................  $5.77      $5.99      $6.93      $8.43      $7.92      $8.00
                                                     =======     ======    =======    =======    =======    =======
Per share market value at end of period..............  $4.44      $5.19      $6.44      $8.50
                                                     =======     ======    =======    =======
TOTAL RETURN ON NET ASSET VALUE BASIS................   2.52%     (2.23)%    (8.44)%    14.71%      6.26%      4.52%
                                                     =======     ======    =======    =======    ========   =======
TOTAL RETURN ON MARKET VALUE BASIS (a)...............  (8.96)%    (8.85)%   (15.65)%    15.71%
                                                     =======     ======    =======    =======
RATIOS/SUPPLEMENTAL DATAs
Net assets at end of period (000's omitted)..........$29,060    $29,600    $33,024    $25,361    $30,865    $39,180
                                                     =======    =======    =======    =======    =======    =======
Ratio of expense to average net assets(b)(c).........   2.26%      2.45%      3.52%      2.71%      2.18%      2.21%
                                                     =======     ======    =======    =======    ========   =======

Ratio of net investment income to average net assets.   9.21%      8.95%      8.53%      7.35%      6.55%      6.20%
                                                     =======     ======    =======    =======    ========   =======

Portfolio turnover rate..............................    115%       183%       328%       475%       585%       385%
                                                     =======     ======    =======    =======    ========   =======



* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**    Annualized.

(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based upon purchases and sales of the Fund at current market values and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of closing market price for the five days preceding the payment date.

(b) Ratio excluding interest expense was 1.48%**, 1.46%, 1.58% and 2.00% for the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.

(c) Ratio after custodian credits was 2.24%**, 2.43% and 3.42% for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
        Global Income Fund, Inc.:

        We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 1999, the results of its operations for the period then ended, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                 TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
January 14, 2000

--------------------------------------------------------------------------------
GLOBAL                                            GLOBAL
INCOME                                            INCOME
FUND                                              FUND
---------------------------------                 ------------------------------
11 HANOVER SQUARE                                 AMERICAN STOCK
NEW YORK, NY 10005                                EXCHANGE SYMBOL:

1-888-847-4200
                                                  GIF


---------------------------------                 ------------------------------
INDEPENDENT ACCOUNTANTS                           ANNUAL REPORT
TAIT, WELLER & BAKER                              DECEMBER 31, 1999




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